EXHIBIT 99.3

Unaudited Pro Forma Condensed Financial Statements
As of September 30, 2012 and
For the Year Ended December 31, 2011 & the Nine Months Ended September 30, 2012

On November 21, 2012, Gilla Inc. (“Gilla” or the “Company” or the “Registrant”) merged with Snoke Distribution Canada Ltd., a corporation existing under the laws of Ontario (“Snoke Distribution”).  Pursuant to the merger, the Registrant acquired all of the outstanding common shares of Snoke Distribution through the issuance of common shares of the Registrant to the shareholders of Snoke Distribution.

As a result of the Merger and pursuant to the Resolutions, Snoke Distribution has become a wholly-owned subsidiary of the Registrant and the Registrant issued shares of its common stock to shareholders of Snoke Distribution at a rate of 1 share of the Registrant’s common stock for each Snoke Distribution common share. Immediately prior to the Merger, the Registrant had 29,477,766 shares of common stock outstanding.

Following the Merger, the Registrant has 59,244,433 shares of common stock outstanding after the share exchange and the issuance of 29,766,667 common shares to the shareholders of Snoke Distribution, which included a private placement of $141,000 into Snoke Distribution.

At closing, the Registrant also closed a private placement of $135,000 at a price of $0.05 per Gilla common share, each entitled to a half warrant to purchase one common share at an exercise price of $0.10 per common share for a period of six months following the Merger. The private placement resulted in the issuance of 2,700,000 shares and 1,350,000 warrants of the Registrant’s common stock from treasury. Following the Merger and the private placement, the Registrant has 61,944,433 shares of common stock outstanding.

The accompanying unaudited pro forma condensed financial statements have been prepared to present the balance sheet and statements of operations of the Company to indicate how the consolidated financial statements of the Company might have looked like if the share exchange with Snoke Distribution and transactions related to the share exchange had occurred as of the beginning of the periods presented.

The transaction has been accounted for as a reverse merger, and Snoke Distribution is the acquiring company on the basis that Snoke Distribution’s senior management became the entire senior management of the merged entity and there was a change of control of the Company. In accordance with Accounting Standards Codification (“ASC”) 805-10-40, Business Combinations; Reverse Acquisitions, Snoke Distribution was the acquiring entity for accounting purposes. While the transaction is accounted for using the purchase method of accounting, in substance the transaction was a recapitalization of the Snoke Distribution’s capital structure.

GILLA, INC.
Unaudited Pro Forma Condensed Balance Sheet
September 30, 2012

	Historical		Pro Forma
	Snoke Distribution (note 3)	Gilla, Inc.	Adjustments	Notes	Combined
Assets
Current assets:
			45,769	c
			75,000	d
Cash and cash equivalents	$230	$28	$(50,000)	g	$71,027
Deposit for purchase of inventory	165,013	-	-		165,013
Total current assets	165,243	28	70,769		236,040

Property and equipment	975	-	-		975

Total assets	$166,218	$28	$70,769		$237,015

Liabilities
Current liabilities
Accounts payable	$46,572	$14,879	$-		$61,451
Accrued liabilities	10,171	2,500	-		12,671
Accrued liabilities, related party	-	100,000	(100,000)	f	-
Accrued interest payable, related party	-	19,936	(19,936)	f	-
Convertible notes payable, related party (net of debt discount)	-	109,857	(109,857)	f	-
Due to related parties	126,649	-	-		126,649
Loan from shareholder	20,082	-	-		20,082
			(25,428)	c
Loan payable	344,435	-	(60,000)	d	259,007
Total Current Liabilities	547,909	247,172	(315,221)		479,860

Long-term liabilities
Derivative liability	-	90,214	(90,214)	f	-
			225,000	f
Note payable	-	-	(50,000)	g	175,000
Total long term liabilities	-	90,214	84,786		175,000

Total liabilities	547,909	337,386	(230,435)		654,860

(Deficiency) in stockholders’ equity
			(5,193)	a
Common stock, $0.0002 par value,			407	b
300,000,000 shares authorized;			467	c
61,944,433 shares issued and outstanding	10,273	5,895	540	d	12,389
Share subscription pending allotment	62,043		(62,043)	b	-
			5,193	a
			61,636	b
			(31,024,377)	e
			95,007	f
			70,730	c
Additional paid-in capital	-	30,681,124	134,460	d	23,773
Accumulated deficit	(446,827)	(31,024,377)	31,024,377	e	(446,827)
Accumulated other comprehensive income	(7,180)	-	-		(7,180)

Total (deficiency) in stockholders’ equity	(381,691)	(337,358)	301,204		(417,845)

Total liabilities and (deficiency) in stockholders’ equity	$166,218	$28	$70,769		$237,015

GILLA, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Nine Months Ended September 30, 2012

	Historical		Pro Forma
	Snoke	Gilla, Inc.	Adjustments	Notes	Combined

Revenue	$-	$-	$-		$--

Operating expenses
General and administrative	344,779	41,960	-		386,739
Depreciation	50	-	-		50
Total operating expenses	344,829	41,960	-		386,789

Loss from operations	(344,829)	(41,960)	-		(386,789)

Other income (expenses)
Gain (loss) on change in fair value of derivative liabilities	-	(52,350)	52,350	h	-
Interest		(65,321)	65,321	i
	(15,054)		(7,875)	j	(22,929)
Total other income (expenses)	(15,054)	(117,671)	109,796		(22,929)

Net (loss) before income taxes	(359,883)	(159,631)	109,796		(409,718)

Income (tax) benefit	-	-	-		-

Net (loss)	$(359,883)	$(159,631)	$109,796		$(409,718)

Foreign exchange translation adjustment for the period	(7,180)	-	-		(7,180)

Comprehensive (loss)	$(367,063)	$(159,631)	$109,796		$(416,898)

Net (Loss) per weighted average common share					$(0.007)

Weighted average number of shares outstanding					61,944,433

GILLA, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31. 2011

	Historical		Pro Forma
	Snoke	Gilla, Inc.	Adjustments	Notes	Combined

Revenue	$-	$-	$-		$-

Operating expenses
Exploration cost	-	4,450	-		4,450
General and administrative	85,943	74,216	-		160,159
Depreciation	200	-	-		200
Total operating expenses	86,143	(78,666)	-		(164,809)

Loss from operations	(86,143)	(78,666)			(164,809)

Other income (expenses)
Gain (loss) on change in fair value of derivative liabilities	-	441,332	(441,332)	h	-
Interest		(414,790)	414,790	I
	(802)		(10,500)	j	(11,302)
Gain on write off of consulting fees	-	11,500	-		11,500
Total other income (expenses)	(802)	38,042	(37,042)		198

Net (loss) before income taxes	$(86,945)	$(40,624)	$(37,042)		$(164,611)

Income (tax) benefit	-	-	-		-

Net (loss) and comprehensive (loss)	$(86,945)	$(40,624)	$(37,042)		$(164,611)

Net (Loss) per weighted average common share					$(0.003)

Weighted average number of shares outstanding					61,944,433

GILLA, INC.
Notes to Unaudited Condensed Combined Pro Forma Financial Statements

1. Basis of Presentation.

These unaudited condensed combined pro forma financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and Snoke Distribution as if the acquisition had occurred as of the beginning of the periods presented.

The unaudited pro forma condensed balance sheet has been prepared using the unaudited consolidated balance sheet of the Company and unaudited consolidated balance sheet of Snoke Distrbution as of September 30, 2012. The unaudited pro forma condensed statements of operations dated September 30, 2012, have been prepared using the unaudited historical statements of operations of the Company for the nine month period ended September 30, 2012 and unaudited consolidated statements of operations of Snoke Distribution for the six month period ended September 30, 2012. The unaudited pro forma condensed statements of operations dated December 31, 2011 have been prepared using the audited historical statements of operations of the Company for the year ended December 31, 2011 and audited consolidated statements of operations of Snoke Distribution for the period from inception to March 31, 2012.

The pro forma condensed financial statements should be read in conjunction with  the financial statements of the Company as previously filed and the consolidated financial statements of Snoke Distribution which can be found as attachments to the Form 8-K. These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial condition and consolidated results of operations had the share exchange been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

2. Adjustments

The following pro forma adjustments are incorporated into the condensed combined pro forma balance sheet as of September 30, 2012 and the condensed combined pro forma statement of operations for the periods ended September 30, 2010 and December 31, 2011.

a)	To adjust the share capital of Snoke Distribution from having no par value to having a par value of $0.0002.

b)	To record the issuance of shares relating to the CAD$61,000 share subscription as the shares were issued prior to the merger.

c)
To record the remainder of the CAD$141,000 private placement of Snoke Distribution not previously recorded.  This includes settlements of loans payable in the amount of CAD$25,000 and the receipt of cash in the amount of CAD$45,000.

d)
To record the $135,000 private placement of the Registrant which closed concurrently with the merger, this includes settlements of loans payable in the amount of $60,000 and receipts of cash in the amount of $75,000.

e)	To eliminate the Registrant’s accumulated deficit of $31,024,377.

f)	To eliminate the Registrant’s historical note payable and record the Registrant’s new note payable in the amount of $225,000.

g)	To record the payment of $50,000 made towards the new note payable from the proceeds of the private placement.

h)	To eliminate the loss on change in fair value of derivative liabilities as the derivative liability was eliminated upon the merger.

i)	To eliminate the interest in the convertible note payable as the note was eliminated upon the merger and replaced with a new note.

j)	To record the interest on the new note payable of $175,000, interest to accrue at a rate of 6% per annum.

Note 3. Foreign Currency Translation

The consolidated financial statements of Snoke Distribution, as used to prepare the unaudited condensed pro forma found herein and filed as attachments to the Form 8-K, are presented in Canadian dollars.  As such assets and liabilities have been translated into US dollar at the closing rate at the reporting date. Income and expenses have been translated into the Company’s presentation currency at the average rate over the reporting period. Exchange differences are charged to other comprehensive income.  Please see below for our translation of the balance sheet and income statements of Snoke Distribution into US currency.

Snoke Distribution Condensed Balance Sheet As at September 30, 2012

	Snoke Distribution	Exchange Rate at September 30, 2012	Snoke Distribution
	$Cdn	1.0171	$US
Assets
Current assets:
Cash and cash equivalents	$226		$230
Deposit for purchase of inventory	162,239		165,013
Total current assets	162,465		165,243

Property and equipment	958		975

Total assets	$163,423		$166,218

Liabilities
Current liabilities
Accounts payable	$45,789		$46,572
Accrued liabilities	10,000		10,171
Due to related parties	124,520		126,649
Loan from shareholder	19,744		20,082
Loan payable	338,644		344,435
Total Current Liabilities	538,697		547,909

Total liabilities	538,697		547,909

(Deficiency) in stockholders’ equity
Share capital, common shares, no par value, unlimited shares authorized, 25,400,000 issued and outstanding	10,100		10,273
Share subscription pending allotment	61,000		62,043
Accumulated deficit	(448,154)		(455,817)
Accumulated other comprehensive income	1,780		1,810

Total (deficiency) in stockholders’ equity	(375,274)		(381,691)

Total liabilities and (deficiency) in stockholders’ equity	$163,423		$166,218
Adjustment to charge exchange difference to other comprehensive income

Accumulated deficit	(455,817)	8990	(446,827)
Accumulated other comprehensive income	1,810	(8,990)	(7,180)
	(454,007)	-	(454,007)

Snoke Distribution Canada Ltd.
Consolidated Statement of Operations and Comprehensive Loss
For the Six Month Period Ended September 30, 2012

	Snoke Distribution	Average Exchange Rate for Period	Snoke Distribution
	$Cdn	0.9978	$US

Revenue	$-		$

Operating expenses
General and administrative	345,539		344,779
Depreciation	50		50
Total operating expenses	345,589		344,829

Loss from operations	(345,589)		(344,829)

Other income (expenses)
Gain (loss) on change in fair value of derivative liabilities	-
Interest	(15,087)		(15,054)
Total other income (expenses)	(15,087)		(15,054)

Net (loss) before income taxes	(360,676)		(359,883)

Income (tax) benefit	-

Net (loss)	$(360,676)		$(359,883)

Foreign exchange translation adjustment for the period	1,780		(7,180)

Comprehensive (loss)	$(358,896)		$(367,063)

Snoke Distribution Canada Ltd.
Consolidated Statement of Operations and Comprehensive Loss
For the period from Incorporation (November 29, 2011) to March 31, 2012

	Snoke Distribution	Average Exchange Rate for Period	Snoke Distribution
	$Cdn	0.99334	$US

Revenue	$		$

Operating expenses
General and administrative	86,469		85,943
Depreciation	202		200
Total operating expenses	86,671		86,143

Loss from operations	(86,671)		(86,143)

Other income (expenses)
Gain (loss) on change in fair value of derivative liabilities	-		-
Interest	(807)		(802)
Gain on write off of consulting fees	-		-
Total other income (expenses)	(807)		(802)

Net (loss) before income taxes	$(87,478)		$(86,945)

Income (tax) benefit	-		-

Net (loss) and comprehensive (loss)	$(87,478)		$(86,945)